                                                                   Exhibit 99.1

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on a Form N-4 registration statement of the Corporation for a new variable annuity product to be called XTra Credit Eight (including any private label version of that product) and any Form S-3 registration statement registering the companion market value adjustment option.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 10th day of April, 2008.

/s/ James Avery
--------------------------
James Avery
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on a Form N-4 registration statement of the Corporation for a new variable annuity product to be called XTra Credit Eight (including any private label version of that product) and any Form S-3 registration statement registering the companion market value adjustment option.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 11th day of April, 2008.

/s/ Helen Galt
--------------------------
Helen Galt
Director

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on a Form N-4 registration statement of the Corporation for a new variable annuity product to be called XTra Credit Eight (including any private label version of that product) and any Form S-3 registration statement registering the companion market value adjustment option.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 11th day of April, 2008.

/s/ Bernard J. Jacob
--------------------------
Bernard J. Jacob
Director
Prudential Annuities
Life Assurance Corporation

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below, does hereby make, constitute and appoint each of Joseph D. Emanuel, Secretary of Prudential Annuities Life Assurance Corporation (the "Corporation") and C. Christopher Sprague, Vice President, Corporate Counsel, as his/her true and lawful attorney-in-fact and agent with all power and authority on his/her behalf to sign his/her name, in any and all capabilities, on a Form N-4 registration statement of the Corporation for a new variable annuity product to be called XTra Credit Eight (including any private label version of that product) and any Form S-3 registration statement registering the companion market value adjustment option.

This grant of authority extends to any and all amendments to such registration statements and also grants such attorneys-in-fact full power to appoint a substitute or substitutes to act hereunder with the same power and authority as said agent and attorney-in-fact would have if personally acting.

The undersigned does hereby ratify and confirm all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed hereunder this 11th day of April, 2008.

/s/ Kenneth Y. Tanji
--------------------------
Kenneth Y. Tanji
Director, Executive Vice
President
And Chief Financial
Officer